                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                          TO ACCOMPANY CERTIFICATES OF

                            CLASS A COMMON STOCK OF

                             MCAFEE.COM CORPORATION

                      TENDERED PURSUANT TO THE PROSPECTUS
                              DATED MARCH 29, 2002

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON APRIL 25, 2002, UNLESS THE OFFER IS EXTENDED.

                                      To:
                 EQUISERVE TRUST COMPANY, N.A., EXCHANGE AGENT

           If by mail:                        If by hand:                 If by overnight delivery:
  EquiServe Trust Company, N.A.      EquiServe Trust Company, N.A.      EquiServe Trust Company, N.A.
          P.O. Box 43014               c/o Securities Transfer &              150 Royall Street
    Providence, RI 02940-3014           Reporting Services, Inc.               Canton, MA 02021
                                     100 William Street -- Galleria        Attn: Corporate Actions
                                           New York, NY 10038

BY COMPLETING THE BOX BELOW AND SIGNING THIS LETTER OF TRANSMITTAL, YOU WILL HAVE TENDERED SHARES OF MCAFEE.COM CLASS A COMMON STOCK REPRESENTED BY THE CERTIFICATE(S) DESCRIBED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE W-9 FORM PROVIDED ON PAGE 12.

Questions and requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the information agent at the address or toll-free number indicated on the back cover.

BOX #1

------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF CERTIFICATE(S)
------------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                  SHARES             NUMBER OF
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)        CERTIFICATE       REPRESENTED BY          SHARES
                  ON STOCK CERTIFICATE(S))                      NUMBER(S)(*)      CERTIFICATE(S)(*)     TENDERED(**)
------------------------------------------------------------------------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------
                                                                    TOTAL
------------------------------------------------------------
  * Need not be completed by Book-Entry Holders (see below).
 ** Unless otherwise indicated in this column, you will be deemed to have tendered all of the shares of McAfee.com Class
    A Common Stock represented by the certificate(s) indicated in the first column. See Instruction 2 below.
------------------------------------------------------------------------------------------------------------------------

LADIES AND GENTLEMEN:

     Reference is made to the Prospectus dated March 29, 2002 (the "Prospectus") of Networks Associates, Inc. ("Network Associates"), which together with any amendments and supplements thereto and this Letter of Transmittal, constitutes the offer (the "Offer") of McAfee.com Holdings Corporation, a wholly-owned subsidiary of Network Associates ("McAfee.com Holdings"), to exchange 0.675 shares of the common stock, par value $.01 per share of Network Associates ("Network Associates Common Stock"), for each share of Class A common stock, par value $.001 per share, of McAfee.com Corporation ("McAfee.com Common Stock") that is validly tendered on or prior to the Expiration Date and not properly withdrawn, upon the terms and subject to the conditions set forth herein and in the Prospectus. See "Summary" and "The Offer" in the Prospectus. Capitalized terms used herein have the same meanings as in the Prospectus.

     The Offer and withdrawal rights will expire at 12:00 midnight, Eastern Time, on April 25, 2002 (the "Expiration Date"), unless extended in accordance with applicable law and the terms of the Offer, in which event the term "Expiration Date" shall mean the latest time and date at which the Offer, as extended, shall expire.

     Upon the terms and subject to the conditions of the Offer, I hereby tender to you the shares of McAfee.com Common Stock represented by the certificate(s) described in Box #1 above. Subject to, and effective upon, the acceptance for exchange of such tendered shares of McAfee.com Common Stock, I hereby sell, assign and transfer to you, or upon your order, all right, title and interest in and to such shares. I hereby irrevocably constitute and appoint the Exchange Agent as my true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as your agent) with respect to such tendered shares of McAfee.com Common Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) (i) to deliver stock certificates representing such tendered shares of McAfee.com Common Stock or transfer ownership of such shares on the account books maintained by The Depository Trust Company (the "DTC"), together, in any such case, with all accompanying evidences of transfer and authenticity, to you or upon your order, upon receipt by the Exchange Agent, as my agent, of shares of Network Associates Common Stock, to which I am entitled upon the acceptance for exchange by you of such tendered shares of McAfee.com Common Stock; (ii) to present certificate(s) representing such tendered shares of McAfee.com Common Stock for transfer on your books; and (iii) to receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms of the Offer. If my tendered shares of McAfee.com Common Stock are accepted for exchange, I will be entitled to receive certificates representing shares of Network Associates Common Stock ("Network Associates Certificates").

     I hereby represent and warrant to you that I have full power and authority to tender, sell, assign and transfer the shares of McAfee.com Common Stock that I have tendered and that when such shares are accepted by you for exchange pursuant to the Offer, you will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that none of such shares of McAfee.com Common Stock will be subject to any adverse claim when you accept such shares for exchange. I will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or you to be necessary or desirable to complete the sale, assignment and transfer of the shares of McAfee.com Common Stock that I have tendered. All authority conferred or agreed to be conferred in this Letter of Transmittal and all of my obligations hereunder shall be binding upon my successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives and shall not be affected by, and shall survive, my death or incapacity. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and the Instructions contained in this Letter of Transmittal.

     I understand that, upon acceptance by you of the shares of McAfee.com Common Stock that I have tendered, I will be deemed to have accepted the shares of Network Associates Common Stock exchanged therefor and will be deemed to have relinquished all rights with respect to the accepted shares of McAfee.com Common Stock.

     I recognize that, under certain circumstances and subject to certain conditions to the Offer set forth in the Prospectus, you may not be required to accept for exchange any of the shares of McAfee.com Common Stock that I have tendered (including any shares of McAfee.com Common Stock tendered after the Expiration Date). Shares of McAfee.com Common Stock delivered to the Exchange Agent and not accepted for exchange will be returned to me as promptly as practicable following expiration or termination of the Offer at the address set forth on the cover page of this Letter of Transmittal under "Description of Certificate(s)" (Box #1) unless otherwise indicated under "Special Delivery Instructions" (Box #4) below.

     Unless otherwise indicated under "Special Issuance Instructions" (Box #3) below, please issue (i) the Network Associates Certificates to which I am entitled, (ii) if applicable, a check in lieu of a fractional share equal to such fraction multiplied by the average gross selling price per share, net of commissions, of Network Associates Common Stock obtained by the Exchange Agent upon the sale of all fractional shares on behalf of those tendering stockholders of Network Associates otherwise entitled to receive fractional shares (a "Fractional Share Check"), and (iii) if applicable, the certificate(s) representing any shares of McAfee.com Common Stock not tendered by me or any tendered shares that are not accepted for exchange, in each case in the name(s) of the registered holder(s) shown on the cover page of this Letter of Transmittal under "Description of Certificate(s)" (Box #1). Unless otherwise indicated in the box entitled "Special Delivery Instructions" (Box #4) below, please send (i) the Network Associates Certificates to which I am entitled, (ii) if applicable, a Fractional Share Check, in each case issued in the name(s) of the registered holder(s) shown on the cover page of this Letter of Transmittal under "Description of Certificate(s)" (Box #1), and (iii) if applicable, the certificate representing any shares of McAfee.com Common Stock not tendered by me or any shares tendered herewith and not accepted for exchange by you (and accompanying documents, as appropriate), in each case to the address of the registered holder(s) shown on the cover page of this Letter of Transmittal under "Description of Certificate(s)" (Box #1). Any shares of McAfee.com Common Stock delivered by book-entry transfer that are not tendered or any shares tendered herewith delivered by book-entry transfer that are not accepted for exchange will be credited to the account at the DTC. I recognize that you have no obligation pursuant to the "Special Issuance Instructions" to transfer any shares of McAfee.com Common Stock from the name of the registered holder(s) hereof if you do not accept for exchange such shares. If Boxes #3 and #4 entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue (i) the Network Associates Certificate to which I am entitled, (ii) if applicable, a Fractional Share Check, and (iii) if applicable, the certificate representing any shares of McAfee.com Common Stock not tendered by me or any tendered shares that are not accepted for exchange, in each case in the name(s) of, and mail such certificate and check (and accompanying documents, as appropriate) to, the person(s) so indicated.

     I understand that the delivery and surrender of the shares of McAfee.com Common Stock that I have tendered is not effective, and the risk of loss of the shares of McAfee.com Common Stock (including shares of McAfee.com Common Stock tendered herewith) does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, duly completed and signed, or an Agent's Message (as defined in the Prospectus under "The Offer -- Procedure for Tendering") in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to you and any other required documents. All questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of McAfee.com Common Stock will be determined by you in your sole discretion and such determination shall be final and binding upon all tendering stockholders.

     I understand that a tender of shares of McAfee.com Common Stock made pursuant to any method of delivery set forth in the Prospectus and your acceptance for exchange of such shares pursuant to the procedures described in the Prospectus under "The Offer -- Procedure for Tendering" and in the Instructions hereto will constitute a binding agreement between us upon the terms and subject to the conditions of the Offer.

                  PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

     This Letter of Transmittal is to be used by tendering stockholders if either (i) the certificate(s) representing shares of McAfee.com Common Stock are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made by book-entry transfer to the account maintained by the Exchange Agent at the DTC or (ii) guaranteed delivery procedures are being used, according to the procedures set forth in the Prospectus under "The
Offer -- Guaranteed Delivery." Delivery of documents to the DTC in accordance with its procedures does not constitute delivery to the Exchange Agent as required by the Prospectus.

BOX #2

THE FOLLOWING MUST BE COMPLETED BY ALL TENDERING STOCKHOLDERS.

[ ] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING TENDERED SHARES OF MCAFEE.COM COMMON STOCK ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING TENDERED SHARES OF MCAFEE.COM COMMON STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

    Name(s) of Registered Holder(s):
    ----------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
           ---------------------------------------------------------------------

    Window Ticket No. (if any):
    ----------------------------------------------------------------------------

    Name of Institution that Guaranteed Delivery:
    ----------------------------------------------------------------------------

    If delivered by Book-Entry Transfer,
                                                          Account Number at DTC:
    -------------------------------                     Transaction Code Number:
                                                 -------------------------------

           THE FOLLOWING MUST BE COMPLETED BY TENDERING STOCKHOLDERS
               WHO HAVE SPECIAL ISSUANCE OR DELIVERY INSTRUCTIONS

BOX #3
------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

        To be completed ONLY if Network Associates Certificate(s) and any Fractional Share Check issued in connection therewith are to be issued in the name of someone other than the undersigned.

  Name(s):
   ------------------------------------------------
                                 (PLEASE PRINT)

   ------------------------------------------------------------
                                 (PLEASE PRINT)

  Address:
   --------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------
                                    ZIP CODE

   ------------------------------------------------------------
               EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER

          ------------------------------------------------------------
BOX #4
------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

        To be completed ONLY if shares of McAfee.com Common Stock not tendered or any shares of McAfee.com Common Stock not accepted for exchange, Network Associates Certificate(s) and any Fractional Share Check issued in connection therewith are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown in the box entitled "Description of Certificate(s)" on the cover page of this Letter of Transmittal.

  Name(s):
   ------------------------------------------------
                                 (PLEASE PRINT)

   ------------------------------------------------------------
                                 (PLEASE PRINT)

  Address:
   --------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------
                                    ZIP CODE

------------------------------------------------------------

BOX #5

         THE FOLLOWING MUST BE COMPLETED BY ALL TENDERING STOCKHOLDERS.
                         IMPORTANT -- PLEASE SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 13)
                           (SEE INSTRUCTIONS 1 AND 3)

                                                                            X
   --------------------------------------------------------------------------

                                                                            X
   --------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

   In the case of tendering stockholders, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the McAfee.com Common Stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

                                                                     Name(s):
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                                 (PLEASE PRINT)

                                                                    Capacity:
   --------------------------------------------------------------------------

                                                                     Address:
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

                                         Daytime Area Code and Telephone No.:
   --------------------------------------------------------------------------

   Date:
   --------------------------------- , 2002

BOX #6

       THE FOLLOWING MUST BE COMPLETED BY TENDERING STOCKHOLDERS WHO ARE REQUIRED TO PROVIDE SIGNATURE GUARANTEES. SEE INSTRUCTIONS 1 AND 3.

                              SIGNATURE GUARANTEE

                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

              Signature(s) Guaranteed by an Eligible Institution:

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

Name:
--------------------------------------------------------------------------------
                                    (PLEASE PRINT)

Title:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                                                              (INCLUDE ZIP CODE)

Area Code and Telephone No.:
--------------------------------------------------------------------------------

Date:
------------------------------ , 2002

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND MCAFEE.COM COMMON STOCK CERTIFICATE(S)

     This Letter of Transmittal is to be completed by stockholders if either (i) the certificate(s) representing shares of McAfee.com Common Stock tendered herewith are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Offer -- Procedure for Tendering" or (ii) the shares of McAfee.com Common Stock will be tendered pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Offer -- Guaranteed Delivery." The certificate(s) representing shares of McAfee.com Common Stock tendered herewith, as well as a properly completed and duly executed copy of this Letter of Transmittal and any other documents required by this Letter of Transmittal, or confirmation of any book-entry transfer into the Exchange Agent's account at the DTC of shares of McAfee.com Common Stock tendered electronically, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING SHARES OF MCAFEE.COM COMMON STOCK TENDERED HEREWITH AND ANY OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, BUT, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF CERTIFICATE(S) REPRESENTING SHARES OF MCAFEE.COM COMMON STOCK TENDERED HEREWITH ARE SENT BY MAIL IT IS RECOMMENDED THAT TENDERING STOCKHOLDERS USE REGISTERED MAIL, RETURN RECEIPT REQUESTED AND ALLOW SUFFICIENT TIME TO ENSURE TIMELY RECEIPT.

     DELIVERY OF DOCUMENTS TO THE DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     No alternative, conditional or contingent tenders will be accepted for exchange in the Offer. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their shares of McAfee.com Common Stock for exchange.

     Holders whose stock certificate(s) representing shares of McAfee.com Common Stock are not immediately available or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver their certificate(s) and all other required documents to the Exchange Agent prior to the Expiration Date may tender their shares of McAfee.com Common Stock pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Offer -- Guaranteed Delivery." Pursuant to such procedure: (i) such tender must be made by or through a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Network Associates setting forth the name and address of the holder and the number of shares of McAfee.com Common Stock tendered, stating that the tender is being made thereby and guaranteeing that, within three Nasdaq trading days after the date of the Notice of Guaranteed Delivery, the certificate(s) representing the shares of McAfee.com Common Stock accompanied by all other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificate(s) representing the shares of McAfee.com Common Stock tendered herewith (or a confirmation of a book-entry transfer of such shares of McAfee.com Common Stock into the Exchange Agent's account at the DTC as described above), together with a properly completed and duly executed Letter of Transmittal and any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required hereby, must be received by the Exchange Agent within three Nasdaq trading days after the date of the Notice of Guaranteed Delivery, all as provided in the Prospectus under "The Offer -- Guaranteed Delivery."

2. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWALS

     If less than all the shares of McAfee.com Common Stock evidenced by any certificate(s) are to be tendered, the tendering holder should fill in the number of shares to be tendered in the part of Box #1 entitled "Number of Shares

Tendered." A reissued certificate representing the number of shares of McAfee.com Common Stock not tendered will be issued in the name of, and sent to, such registered holder, unless otherwise indicated under "Special Delivery Instructions" (Box #4) above, as soon as practicable after the Expiration Date. THE ENTIRE NUMBER OF SHARES OF MCAFEE.COM COMMON STOCK REPRESENTED BY ANY CERTIFICATE(S) DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

     Any tendering holder of shares of McAfee.com Common Stock may withdraw the tender at any time prior to the Expiration Date and, unless the shares have been previously accepted for exchange pursuant to the Offer, may also be withdrawn at any time after June 1, 2002.

     To be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above and must comply with the requirements set forth in the Prospectus under "The Offer -- Withdrawal Rights." Withdrawals may not be rescinded, and shares of McAfee.com Common Stock withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. However, withdrawn shares of McAfee.com Common Stock may be retendered by again following one of the procedures described in the Prospectus under the caption "The Offer -- Procedure for Tendering" at any time prior to the Expiration Date.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

     If this Letter of Transmittal is signed by the registered holder(s) of the shares of McAfee.com Common Stock tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) representing the shares of McAfee.com Common Stock without alteration, enlargement or any other change whatsoever.

     If any of the shares of McAfee.com Common Stock tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered shares of McAfee.com Common Stock are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the shares of McAfee.com Common Stock listed and tendered hereby, no endorsements of certificates or separate stock powers are required, unless Network Associates Certificate(s) are to be issued, in the name of a person other than the registered holder(s), in which case, the stock certificate(s) evidencing the shares of McAfee.com Common Stock tendered hereby must be endorsed or accompanied by appropriate stock power(s), in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such stock certificate(s). Signatures on such stock certificate(s) and stock power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares of McAfee.com Common Stock listed and tendered hereby, the certificate(s) representing such shares of McAfee.com Common Stock must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s), and such signatures must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to McAfee.com Holdings of their authority so to act must be submitted.

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the shares of McAfee.com Common Stock are tendered: (i) by a registered holder of such shares of McAfee.com Common Stock (which term, for purposes of this Letter of Transmittal, shall include any participant in the DTC whose name appears on a security position listing as the owner of shares of Network Associates Common Stock) who has not completed the box entitled "Special Issuance Instructions" (Box #3) of this Letter of Transmittal; or (ii) for the account of an Eligible Institution.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

     Tendering holders should indicate in the box entitled "Special Issuance Instructions" (Box #3) or "Special Delivery Instructions" (Box #4), as applicable, the name and address to which Network Associates Certificate(s), a Fractional Share Check, if any, and/or substitute certificate(s) for shares of McAfee.com Common Stock not tendered or any shares of McAfee.com Common Stock not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance of Network Associates Certificates in a different name, the employer identification or social security number of the person named must also be indicated.

5.  MUTILATED, LOST, STOLEN OR DESTROYED McAfee.Com COMMON STOCK CERTIFICATES

     If any certificate representing shares of McAfee.com Common Stock has been mutilated, destroyed, lost or stolen, the stockholder must (i) furnish to the Exchange Agent evidence, satisfactory to it in its discretion, of the ownership of and the destruction, loss or theft of such certificate, (ii) furnish to the Exchange Agent indemnity, satisfactory to it in its discretion, and (iii) comply with such other reasonable requirements as the Exchange Agent may prescribe. Any holder whose stock certificate representing shares of McAfee.com Common Stock has been mutilated, destroyed, lost or stolen should promptly contact the Exchange Agent at (781) 575-3120 for further instructions.

6.  QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

     Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery, may be directed to the Information Agent at the address indicated herein. Additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may also be obtained from the Information Agent.

7.  IMPORTANT TAX INFORMATION; SUBSTITUTE FORM W-9

     Federal income tax law requires that a holder whose tendered shares of McAfee.com Common Stock are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 below (in the case of a holder who is an individual, his or her TIN is his or her social security number). If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") in addition to backup withholding in an amount equal to 30% of the cash proceeds received in lieu of fractional shares of Network Associates Common Stock resulting from the Offer if such amount equals or exceeds $20.

     Certain holders (including, among others, all corporations and certain foreign persons) are exempt from these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     To prevent backup withholding, a tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the holder is a U.S. person, that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that he or she is subject to backup withholding as a result of the failure to report all interest or dividends or (iii) the IRS has notified the holder that he or she is no longer subject to backup withholding. Foreign persons should not complete the Substitute Form W-9. Certain foreign holders may be exempt from backup withholding. In order to satisfy the Exchange Agent that a foreign person qualifies as an exempt recipient, such holders must submit an IRS Form W-8 BEN signed under penalty of perjury attesting to such exempt status. Such an IRS Form may be obtained from the Exchange Agent.

     If the certificate(s) representing shares of McAfee.com Common Stock are in more than one name or are not in the name of the actual owner, consult the enclosed guidelines for information on which TIN to report on the Substitute Form W-9. If you do not have a TIN, consult the enclosed guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 (Box #7), and complete the Certification of Awaiting Taxpayer Identification Number (Box #8) in order to avoid backup withholding. Notwithstanding that the box in Part 2 of Box #7 is checked and the Certification of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 30% of all reportable payments made prior to the time a properly certified TIN is provided to the Exchange Agent, and if the TIN is provided within 60 days, such amount will be refunded.

     If backup withholding applies, the Exchange Agent is required to withhold 30% of any such cash payments made in lieu of fractional shares of Network Associates Common Stock to the stockholder or other payee if such amount equals or exceeds $20. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

      THE FOLLOWING BOXES MUST BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                          (OTHER THAN FOREIGN PERSONS)
                              (SEE INSTRUCTION 7)

BOX #7

----------------------------------------------------------------------------------------------------------------------------
PAYOR'S NAME: EQUISERVE TRUST COMPANY, N.A.
----------------------------------------------------------------------------------------------------------------------------
                                     Part 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT         Social Security Number
 SUBSTITUTE FORM W-9                 AND CERTIFY BY SIGNING AND DATING BELOW                 OR ---------------------------
                                                                                                 Employer Identification
                                                                                                         Number
                                   -----------------------------------------------------------------------------------------
                                     Part 2--Awaiting TIN  [ ]
 Department of the Treasury
 Internal Revenue Service
                                   -----------------------------------------------------------------------------------------

                                     CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue
                                     Service that I am subject to backup withholding as a result of the failure to report all interest or dividends or (c) the Internal Revenue Service has notified me that I am
 Payor's Request for                 no longer subject to backup withholding, and (3) I am a U.S. person.
 Taxpayer Identification
 Number (TIN)                        Signature
                                     ---------------------------------------------------------------------------------
                                     Date
                                     -------------------------------------------------------------------------------------
                                     You must cross out item (2) above if you have been notified by the Internal Revenue
                                     Service that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the
                                     IRS that you are no longer subject to backup withholding, do not cross out such item (2).
----------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

BOX #8

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either that (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I provide a taxpayer identification number within sixty (60) days.

Signature
---------------------------------------------------------------     Date
------------------------------------